Catalyst Announces 2002 Results

February 18, 2003 / Page #

Exhibit 99.1

News Release

For Immediate Release:  February  18, 2003

U.S. Investor Relations Contact: David Jacobson, (414) 362-6800

Media Relations Contact: Ruta Hunter,  (414) 362-6800

CATALYST INTERNATIONAL ANNOUNCES

FOURTH QUARTER AND YEAR 2002 RESULTS

MILWAUKEE, WI – Catalyst International, Inc. (NASDAQ: CLYS), a global provider of customer-driven software and services that optimize supply chain performance, today announced results for the fourth quarter and fiscal year ended December 31, 2002.

Revenues during the fourth quarter of 2002 were $7.7 million, down 10.2 percent from revenues of $8.5 million for the same period in 2001 and down slightly from $7.8 million in the third quarter.  The net increase in cash and cash equivalents during the fourth quarter was $557,000. The Company ended the year with $3.0 million in cash and cash equivalents.

On a GAAP basis, the fourth quarter 2002 net loss was $3.0 million or ($0.39) per share, including separation and severance costs of $309,000.  Excluding these charges, the fourth quarter 2002 loss would have been $2.7 million or ($0.35) per share. A decline in service revenues, partially offset by higher hardware sales, contributed to an unfavorable revenue mix and lower gross margins for the quarter.  GAAP net loss for the fourth quarter 2001 was $8.0 million or ($1.03) per share, including separation and severance costs of $367,000 and net asset impairment charges of $5.7 million. Excluding these charges, adjusted net loss for the fourth quarter 2001 was $1.9 million or ($0.25) per share.

For the year ending December 31, 2002, total revenues were essentially flat at $32.3 million, compared to $32.5 million for the same period in 2001. On a GAAP basis, the Company reduced its net loss by $13.5 million, or 74.1 percent, to $5.4 million or ($0.69) per share, compared to the net loss of $18.9 million or ($2.38) per share for the same period in 2001. The Company ‘s cash decreased $4.9 million during 2002 versus $13.3 million during 2001, an $8.4 million improvement.

“We knew revenue growth would be a challenge this year, but the sales environment proved even more challenging than we anticipated. In the face of a 17 percent overall decline in the Supply Chain Execution space in 2002, we maintained our revenue base and made steady progress in executing our turn-around plan.  Further, our ability to sign engagements with new customers and expand our business with existing customers are clear signs that customers and prospects believe in our direction—and our future,” said James B. Treleaven, Catalyst’s President and Chief Executive Officer.

Highlights of the fourth quarter include:

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Continued to build sales momentum by finalizing contracts with five new domestic and international customers—Lozier Corporation and Kunzler and Company, Incorporated in the United States, and BCA, SDA Logistica S.p.A., and Gewiss S.p.A. in Europe.

•

Experienced enthusiastic responses from customers and prospects to both our new CatalystCommand™ 9.0 platform, and our vision for the product’s future. This is reflected in new sales in the fourth quarter and planned system upgrades by current customers.

•

Continued to extend our offerings for SAP® customers as well as broaden our consulting services base. We expanded our footprint in the services business through the launch of SAP AnswerLine, which gives companies with SAP LES systems immediate access to technical support. We also worked to finalize our acquisition of Catalyst Consulting, one of SAP’s global SAP LES implementation partners. Our unique expertise in both warehouse operations and SAP LES makes us a highly dependable and responsive resource.

•

Lowered our quarterly break-even point by approximately $650,000 by reducing our headcount from 226 employees to 194 employees while continuing our focus on investing in key product development and sales and marketing initiatives.

•

Continued the process of raising between $4 million and $6 million of capital via a private placement or registered stock offering for general corporate purposes and potential acquisitions.*

Treleaven concluded, “We are positioning Catalyst to emerge as a viable long-term competitor in a consolidating SCE marketplace. We will do so by continuing to strengthen customer and partner relationships, by expanding our product and service footprint, by driving improved sales performance and by aggressively controlling our costs. As we continue to execute on our plan, we believe we will reach break even by the second half of 2003.”

* This press release does not constitute an offer of any securities for sale. The securities have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an exemption from registration.

About Catalyst

Catalyst International, Inc. (NASDAQ: CLYS) helps companies integrate their supply chains to optimize their business performance.  For more than 20 years, the company has enabled global Fortune 500 customers to greatly minimize the risks of installing, integrating, and operating WMS software in complex, high-volume warehouse facilities.  Catalyst software offers the broadest functionality in the industry and is easy to install, modify, upgrade, and maintain.  Its broad array of services includes distribution strategy consulting, pre- and post-implementation audits, a 24/7 customer services center and facilities management.

Catalyst has provided successful SCE solutions in 10 countries for more than 100 customers, including Panasonic, Reebok International, The Home Depot, and Subaru.  It is headquartered in Milwaukee, WI and has offices or representatives in London, UK, Italy, Mexico, and South America.  For more information, call toll-free 800-236-4600 or visit www.catalystwms.com.

For further financial information, please refer to Catalyst's Form 10-K for the year ended December 31, 2001 and other reports and documents subsequently filed with the Securities and Exchange Commission, publicly available at www.sec.gov.  Copies may also be obtained by contacting the Catalyst's Investor Relations department at 414-362-8956.

This press release may contain "forward-looking statements" relating to Catalyst International, Inc.  Such statements may be identified by use of words such as "anticipate," "believe," "estimate,"  "intend," "expect" or "future".  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include: demand for Catalyst’s products, delays in product development, technological changes and/or difficulties, competitive pressures, availability of technical personnel, market acceptance, changes in customer requirements, undetected software errors, an unfavorable result in any litigation, the need to maintain and enhance business relationships with systems integrators and other parties, marketing relationships, mergers, acquisitions, or other business combinations, the impact of the corporate restructuring plan on the Company’s financial and operating results, control of costs and expenses, and general business and economic conditions in the domestic and international markets.  Catalyst undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results.

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CATALYST INTERNATIONAL, INC.

Statements of Operations

(In thousands except per share data)

Three Months Ended

Twelve Months Ended

December 31,

December 31,

2002

2001

2002

2001

Revenues:

Software

$     728

$   908

$   4,816

$   2,760

Services and Post-Contract

  Customer Support

     4,120

5,298

20,307

23,960

Hardware

   2,813

   2,327

   7,147

   5,784

Total Revenues

     7,661

8,533

32,270

32,504

Cost of Revenues:

Software

        340

330

1,232

963

Services and Post-

  Contract Customer Support

  3,220

4,216

13,984

17,681

Hardware

     2,205

  1,991

   5,795

   4,840

Total Cost of Revenues

     5,765

6,537

21,011

23,484

Gross Margin

1,896

1,996

11,259

9,020

Operating Expenses:

Product Development

1,151

1,312

4,676

5,200

Sales, General, and Administrative

    3,433

2,678

13,700

15,630

Separation and Severance Costs

       309

367

1,160

1,927

Asset Impairment Charges

           -

   5,697

           -

   5,697

Operating (Loss)

(2,997)

(8,058)

(8,277)

(19,434)

Other Income (Expense)

        (10)

      62

      2,860

      508

Net (Loss)

$ (3,007)

$ (7,996)

$  (5,417)

$(18,926)

Net (Loss) Per Share

$   (0.39)

$   (1.03)

$    (0.69)

$   (2.38)

Shares Used in Computing EPS

7,795

7,797

7,795

7,962

Condensed Balance Sheets

(In thousands)

December 31,

2002

2001

Assets:

Cash and Cash Equivalents

$  3,005

$  7,906

Accounts Receivable

9,214

8,950

Fixed and Other Assets

    5,817

    7,035

Total Assets

$18,036

$23,891

Liabilities & Shareholders’ Equity:

Accounts payable

$  3,617

$  3,606

Accrued liabilities

1,678

1,348

Accrued professional and legal fees

1,143

1,583

Accrued non-compete obligations

0

1,090

Line of Credit

602

0

Deferred revenue

10,051

8,207

Current position of long-term debt

       28

       118

Total Current Liabilities

$17,119

$15,952

Long-Term Liabilities

138

1,747

Shareholder’s Equity

    779

  6,192

Total Liabilities & Shareholder’s Equity

$18,036       $23,891